UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2005

WIRELESS FACILITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4810 Eastgate Mall

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 228-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2005, WFI Government Services, Inc. (“WGSI”), a wholly owned subsidiary of Wireless Facilities, Inc. (“WFI”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with (i) JMA Associates, Inc. d/b/a TLA Associates (“TLA”) and (ii) Andrew Gomer, Ayampillay Jeyanathan, and Michael Beach (collectively, the “Sellers”) to acquire all of the issued and outstanding shares of capital stock of TLA (the “Acquisition”).  The purchase price for the Acquisition is $34 million in cash (the “Purchase Price”), and is subject to certain post-closing adjustments.  Pursuant to the terms of the Stock Purchase Agreement, a portion of the Purchase Price will be used to extinguish all indebtedness of TLA existing at the closing, and ten percent of the Purchase Price will be placed into an escrow account at the closing to serve as security for the satisfaction of customary representations and warranties made by the Sellers and TLA.

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by the full text of such document, which is filed as Exhibit 2.1 to this report and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Acquisition (as defined above) closed simultaneously with the execution of the Stock Purchase Agreement (as defined above) on January 27, 2005.  Pursuant to the terms of the Stock Purchase Agreement, WGSI paid $34 million in cash consideration for the Acquisition at the closing, of which $3.4 million was placed into an escrow account to serve as security for the satisfaction of customary representations and warranties made by the Sellers and TLA.

WFI issued a press release dated January 27, 2005, which is filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing the execution of the Stock Purchase Agreement and the completion of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

2.1	Stock Purchase Agreement by and among WFI Government Services, Inc., JMA Associates, Inc. d/b/a/ TLA Associates, and the Stockholders of JMA Associates, Inc., dated as of January 27, 2005.

99.1	Press Release issued by Wireless Facilities, Inc., dated January 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WIRELESS FACILITIES, INC.
Date: February 2, 2005	/s/ Eric M. DeMarco
Eric M. DeMarco
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Stock Purchase Agreement by and among WFI Government Services, Inc., JMA Associates, Inc. d/b/a/ TLA Associates, and the Stockholders of JMA Associates, Inc., dated as of January 27, 2005.

99.1	Press Release issued by Wireless Facilities, Inc., dated January 27, 2005.